Long-Term Investment	12 Months Ended
Dec. 31, 2024
Long-Term Investment [Abstract]
Long-term investment
8.	Long-term investment

On December 15, 2023, the Company entered into a strategic investment agreement with Kangguozhen International Holdings Limited (”Kangguozhen“). The Company made an equity investment of $10 million in Kangguozhen, acquiring an 11.11% equity stake. As of December 31, 2024, the Company has paid $9,075,000 to Kangguozhen. The investment was accounted for under the cost method as the Group had no significant influence over the investee.

The impairment losses of long-term investment were $nil as of December 31, 2023 and 2024.